Exhibit 10.21

                      NON-QUALIFIED SUPPLEMENTAL EXECUTIVE
                              RETIREMENT AGREEMENT


                    CEDAR RAPIDS BANK AND TRUST COMPANY
                              Cedar Rapids, Iowa



                               February 1, 2004

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            NON-QUALIFIED SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

This Non-qualified Supplemental Executive Retirement Agreement (the "Agreement"), effective as of the first day of February, 2004, formalizes the agreements by and between CEDAR RAPIDS BANK AND TRUST COMPANY (the "Bank"), a state chartered commercial bank, and certain key employees, hereinafter referred to as "Executive(s)", who shall be selected and approved by the Bank to participate in this Agreement by execution of a Non-qualified Supplemental Executive Retirement Joinder Agreement ("Joinder Agreement") in a form provided by the Bank. QCR HOLDINGS, INC. (the "Holding Company") is a party to this Agreement for the sole purpose of guaranteeing the Bank's performance hereunder.

                              W I T N E S S E T H :

WHEREAS, the Executives are employed by the Bank or by both the Holding Company and the Bank as a dual employee; and

WHEREAS, the Bank recognizes the valuable services heretofore performed for it by such Executives and wishes to encourage their continued employment and to provide them with additional incentive to achieve corporate objectives; and

WHEREAS, the Bank wishes to provide the terms and conditions upon which the Bank shall pay additional retirement benefits to the Executives; and

WHEREAS, the Bank intends this Agreement to be considered an unfunded arrangement, maintained primarily to provide supplemental retirement income for its Executives, members of a select group of management or highly compensated employees of the Bank, for tax purposes and for purposes of the Employee Retirement Income Security Act of 1974, as amended; and

WHEREAS,  the  Bank  has  adopted  this  Non-qualified   Supplemental  Executive
Retirement   Agreement  which  controls  all  issues  relating  to  Supplemental
Retirement Benefits as described herein.

NOW, THEREFORE, in consideration of the premises and of the mutual promises herein contained, the Bank and the Executive agree as follows:

                                    SECTION I
                                   DEFINITIONS

When used herein, the following words and phrases shall have the meanings below unless the context clearly indicates otherwise:

1.1 "Accrued Benefit" means as of any date, that portion of the Supplemental Retirement Benefit which is required to be expensed and accrued under generally accepted accounting principles (GAAP).

1.2 "Act" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.3     "Administrator" means the Bank and/or its Board.

1.4 "Bank" means Cedar Rapids Bank and Trust Company and any successor thereto.

1.5 "Beneficiary" means the person or persons (and their heirs) designated as Beneficiary by the Executive to whom the deceased Executive's benefits are payable. If no Beneficiary is so designated, then the Executive's Spouse, if living, will be deemed the Beneficiary. If the Executive's Spouse is not living, then the Children of the Executive will be deemed the Beneficiaries and will take on a per stirpes basis. If there are no living Children, then the Estate of the Executive will be deemed the Beneficiary.

1.6 "Benefit Age" shall be the birthday on which the Executive attains the age set forth in such Executive's Joinder Agreement.

1.7 "Benefit Eligibility Date" shall be the later of (1) the 1st day of the month following the month in which the Executive attains the Benefit Age, or (ii) the 1st day of the month following the month in which the Executive actually retires.

1.8     "Board"  shall  mean  the  Board  of  Directors  of  the  Bank,   unless
        specifically noted otherwise.

1.9     "Cause" shall mean:

        (1) a material violation by the Executive of any applicable material law or regulation respecting the business of the Bank;

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        (2)  the Executive being found guilty of a felony,  an act of dishonesty in connection with the performance of his duties as an officer of the Bank, or an act or acts which disqualify the Executive from serving as an officer or director of the Bank; or

        (3) the willful or negligent failure of the Executive to perform his duties in any material respect.

1.10 A "Change in Control" shall mean and include the following with respect to the Bank or the Holding Company:

        (1) The consummation of the acquisition by any person (as such term is defined in Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of thirty-three percent (33%) or more of the combined voting power of the then outstanding voting securities of the Holding Company; or

        (2) The individuals who, as of the date hereof, are members of the Board of Directors of the Holding Company (the "Holding Company Board") cease for any reason to constitute a majority of the Holding Company Board, unless the election, or nomination for election by the stockholders, of any new director was approved by a vote of a majority of the Holding Company Board, and such new director shall, for purposes of this Agreement, be considered as a member of the Holding Company Board; or

        (3) Consummation by the Holding Company of (i) a merger or consolidation if the stockholders, immediately before such merger or consolidation, do not, as a result of such merger or consolidation, own, directly or indirectly, more than sixty-seven percent (67%) of the combined voting power of the then outstanding voting securities of the entity resulting from such merger or consolidation, in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Holding Company outstanding immediately before such merger or consolidation or (ii) a complete liquidation or dissolution or an agreement for the sale or other disposition of two-thirds or more of the consolidated assets of the Holding Company or the Bank.

        Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because thirty-three percent (33%) or more of the combined voting power of the then outstanding securities of the Holding Company is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained for employees of the entity or (ii) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Holding Company in substantially the same proportion as their ownership of stock of the Holding Company immediately prior to such acquisition.

1.11 "Children" means the Executive's children, or the issue of any deceased Children, then living at the time payments are due the Children under this Agreement. The term "Children" shall include both natural and adopted Children.

1.12 "Code" means the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder from time to time.

1.13 "Disability Benefit" means the monthly benefit payable to the Executive following a determination, in accordance with Subsection 3.7, that he is disabled.

1.14    "Effective Date" of this Agreement shall be February 1, 2004.

1.15    "Estate" means the estate of the Executive.

1.16 "Full-Time" means employment during a Plan Year in which the Executive works at least 2,080 hours.

1.17    "Holding Company" means QCR Holdings, Inc.

1.18 "Interest Factor" unless specifically designated otherwise in this Subsection or in another place in this Agreement, means annual compounding or discounting, as applicable, at six percent (6%). In the event a lump sum benefit is paid to Executive upon a Change in Control, for purposes of determining the value of an Executive's lump sum benefit, the Interest Factor shall mean 120% of the semiannual applicable federal rate (AFR) as determined under Code section 1274(d).

1.19 "Joinder Agreement" means the NON-QUALIFIED SUPPLEMENTAL EXECUTIVE RETIREMENT JOINDER AGREEMENT.

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1.20    "Part-Time" means employment on less than a Full-Time basis.

1.21 "Payout Period" means the time frame during which benefits payable hereunder shall be distributed. Unless otherwise payable in one (1) lump sum under this Agreement, payments shall be made in monthly installments commencing within thirty (30) days following the occurrence of the event which triggers distribution and continue for One Hundred Eighty (180) months. In certain cases set forth herein, an Executive's (or Beneficiary's) benefit shall be paid in a single lump sum payment.

1.22    "Plan Year" shall mean the calendar year.

1.23 "Spouse" means the individual to whom the Executive is legally married at the time of the Executive's death, provided, however, that the term "Spouse" shall not refer to an individual to whom the Executive is legally married at the time of death if the Executive and such individual have entered into a formal separation agreement (provided that such separation agreement does not provide otherwise or state that such individual is entitled to a portion of the benefit hereunder) or formally initiated divorce proceedings through the courts.

1.24 "Supplemental Retirement Benefit" means an annual amount (before taking into account federal and state income taxes), equal to two and one-half percent (2 1/2%) (or a pro-rata percentage of 2 1/2% for each Year of Service in which the Executive is employed Part-Time) for each Year of Service until the Executive attains his Benefit Age in which the Executive is a Full-Time employee (not to exceed 40 Years of Service), multiplied by the average annual base salary plus cash bonus for the three (3) most recently completed Plan Years in which Executive is a Full-Time Employee with a maximum of seventy percent (70%). Such Supplemental Retirement Benefit shall be reduced by any employer contributions plus earnings thereon to the credit of Executive in the Bank or Holding Company's 401(k) or other deferred compensation plans in which Executive is also a participant calculated in accordance with the projections conducted at the time the Agreement is adopted. The Supplemental Retirement Benefit shall be payable in monthly installments throughout the Payout Period.

1.25 "Supplemental Early Retirement Benefit" means an annual amount (before taking into account federal and state income taxes) payable under Subsection 3.4 of the Agreement in the event of the Executive's termination of employment after attainment of age 55 with 10 Years of Service (so long as Executive has been a participant under this Agreement for two (2) years).

1.26 "Survivor's Benefit" means if the Bank has obtained insurance on the life of the Executive, an annual amount payable to the Beneficiary in monthly installments throughout the Payout Period, equal to the amount designated in the Executive's Joinder Agreement. If the Bank has not obtained insurance on the life of the Executive, the Survivor's Benefit shall be equal to the Accrued Benefit of the Executive as of Executive's date of death, annuitized (using the Interest Factor) and payable in monthly installments throughout the Payout Period.

1.27 "Year of Service" means a 12 month period during which Executive is employed on a Full-Time or Part-Time basis. A year of service can be measured on the basis of anniversary dates from the Executive's date of hire in the discretion of the Board.

                                   SECTION II
                          ESTABLISHMENT OF RABBI TRUST

The Bank intends to establish a rabbi trust into which the Bank intends to contribute assets which shall be held therein, subject to the claims of the Bank's creditors in the event of the Bank's "Insolvency" as defined in the agreement which establishes such rabbi trust, until the contributed assets are paid to the Executives and their Beneficiaries in such manner and at such times as specified in this Agreement. It is the intention of the Bank to make contributions to the rabbi trust to provide the Bank with a source of funds to assist it in meeting the liabilities of this Agreement. The rabbi trust and any assets held therein shall conform to the terms of the rabbi trust agreement which has been established in conjunction with this Agreement. To the extent the language in this Agreement is modified by the language in the rabbi trust agreement, the rabbi trust agreement shall supersede this Agreement. Any contributions to the rabbi trust shall be made during each Plan Year in accordance with the rabbi trust agreement. The amount of such contribution(s) shall be equal to the full present value of all benefit accruals under this Plan, if any, less: (i) previous contributions made on behalf of the Executive to the rabbi trust, and (ii) earnings to date on all such previous contributions. In the event of a Change in Control, the Bank shall transfer to the rabbi trust within thirty (30) days prior to such Change in Control, the present value of an amount sufficient to fully fund the Supplemental Early Retirement Benefit for each Executive covered by this Agreement.

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                              SECTION IIIBENEFITS

3.1 Retirement Benefit. If the Executive is in service with the Bank until reaching his Benefit Age, the Executive shall be entitled to the Supplemental Retirement Benefit. Such benefit shall commence on the Executive's Benefit Eligibility Date and shall be payable in monthly installments throughout the Payout Period. In the event the Executive dies at any time after attaining his Benefit Age, but prior to completion of all such payments due and owing hereunder, the Bank shall pay to the Executive's Beneficiary a continuation of the monthly installments for the remainder of the Payout Period.

3.2 Death Prior to Benefit Age. If the Executive dies prior to attaining his Benefit Age but while employed at the Bank, the Executive's Beneficiary shall be entitled to the Survivor's Benefit. The Survivor's Benefit shall commence within thirty (30) days of the Executive's death and shall be payable in monthly installments throughout the Payout Period. In the sole discretion of the Bank's Board of Directors, if no life insurance has been obtained on Executive's life, the Survivor's Benefit may be paid in a lump sum.

3.3 Involuntary Termination (Other Than for Cause) or Voluntary Termination of Employment. If the Executive's employment with the Bank is involuntarily terminated prior to the attainment of his Benefit Age, for any reason other than for Cause, the Executive's death, disability, or following a Change in Control (as defined), or the Executive voluntarily terminates his employment, other than due to Early Retirement, as defined below, the Executive (or his Beneficiary) shall be entitled to Executive's Accrued Benefit determined at the time of the Executive's termination of employment. Such benefit shall commence at the Executive's Benefit Age, shall be annuitized (using the Interest Factor) and be payable in monthly installments throughout the Payout Period. In the event the Executive dies prior to commencement of such payments, the Bank shall pay to the Executive's Beneficiary a Survivor's Benefit calculated as if the Bank had not obtained insurance on the Executive. In the event the Executive dies prior to completion of all such payments due and owing hereunder, the Bank shall pay to the Executive's Beneficiary a continuation of the monthly installments payable to the Executive for the remainder of the Payout Period. Notwithstanding anything to the contrary herein, the Administrator may determine to pay the Executive's Accrued Benefit to the Executive in a lump sum within sixty (60) days of his termination.

3.4 Early Retirement Prior to Benefit Age. If the Executive desires to terminate employment due to "Early Retirement" (as set forth herein) prior to attainment of Executive's Benefit Age and to commence receiving benefits hereunder at the time of such Early Retirement, Executive shall be entitled to receive the Early Retirement Benefit, as described below, at such time subject to the following conditions. Executive must be at least fifty-five (55) years of age, have ten (10) years of employment with the Bank and/or the Company and have been a participant under this Agreement for at least two (2) years. In addition, Executive must have made an election at least thirteen (13) months prior to Executive's Early Retirement date to commence receiving benefits on the first day of the first month following the date of such Early Retirement (as set forth herein at Exhibit B). The Early Retirement benefit shall be the Executive's Supplemental Retirement Benefit calculated using the Executive's Years of Service on the date of Early Retirement. Such benefit shall be annuitized (using the Interest Factor) and be payable commencing on the first day of the first month following Executive's Early Retirement in monthly installments throughout the Payout Period. In the event the Executive dies prior to commencement of such payments, the Bank shall pay to the Executive's Beneficiary a Survivor's Benefit calculated as if the Bank had not obtained insurance on the Executive. In the event the Executive dies prior to completion of all such payments due and owing hereunder, the Bank shall pay to the Executive's Beneficiary a continuation of the monthly installments payable to the Executive for the remainder of the Payout Period.

3.5 Termination of Service Related to a Change in Control. If a Change in Control occurs, and thereafter the Executive's employment is terminated (either voluntarily or involuntarily) within thirty-six (36) months, the Executive shall be entitled to receive the Executive's Supplemental Retirement Benefit calculated using the Executive's Years of Service on the date of termination. Such benefit shall be annuitized (using the Interest Factor) and be payable commencing within thirty (30) days of such termination and shall be payable in monthly installments throughout the Payout Period, commencing on the first day of the first month after Executive's termination of employment. In the event the Executive dies prior to commencement of such payments, the Bank shall pay to the Executive's Beneficiary a Survivor's Benefit calculated as if the Bank had not obtained insurance on the Executive. In the event the Executive dies prior to completion of all such payments due and owing hereunder, the Bank shall pay to the Executive's Beneficiary a continuation of the monthly installments payable to the Executive for the remainder of the Payout Period.

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3.6     Termination  for Cause.  If the Executive is terminated  for Cause,  all benefits under this Agreement shall be forfeited and this Agreement shall become null and void.

3.7 Disability Benefit. Notwithstanding any other provision hereof, if requested by the Executive and approved by the Board (which approval shall not be unreasonably withheld), the Executive shall be entitled to receive the Disability Benefit hereunder, in any case in which it is determined by a duly licensed physician selected by the Bank, that the Executive is limited from performing the material and substantial duties of the Executive's positions due to the Executive's sickness or injury for a period of six (6) consecutive months. If the Executive's service is terminated pursuant to this paragraph and Board approval is obtained, the Executive may elect to receive the Disability Benefit in lieu of any other benefit available under Section III (other than Subsection 3.8), which is not available prior to the Executive's Benefit Eligibility Date. The Disability Benefit shall be the Executive's Accrued Benefit on the date of termination. Such benefit shall be annuitized (using the Interest Factor) and be payable commencing within thirty (30) days of the disability determination and shall be payable in monthly installments throughout the Payout Period. At the Executive's request, and upon Board approval, the Disability Benefit may be paid in a lump sum. In the event the Executive dies at any time after termination of employment due to disability but prior to payment of the Disability Benefits, the Bank shall pay the Survivor's Benefit to the Executive's Beneficiary. The determination regarding payment of a Disability Benefit or payment of payment of the Disability Benefit in a lump sum is within the sole discretion of the Board.

3.8 Additional Death Benefit - Burial Expense. Unless provided under any other plan or agreement, in addition to the above-described death benefits, upon the Executive's death, the Executive's Beneficiary shall be entitled to receive a one-time lump sum death benefit in the amount of Ten Thousand ($10,000.00) Dollars. This benefit shall be provided specifically for the purpose of providing payment for burial and/or funeral expenses of the Executive. Such death benefit shall be payable within thirty (30) days of the Executive's death. The Executive's Beneficiary shall not be entitled to such benefit if the Executive is terminated for Cause prior to death.

                                   SECTION IV
                             BENEFICIARY DESIGNATION

The Executive shall make an initial designation of primary and secondary Beneficiaries upon execution of his Joinder Agreement and shall have the right to change such designation, at any subsequent time, by submitting to the Administrator in substantially the form attached as Exhibit A to the Joinder Agreement, a written designation of primary and secondary Beneficiaries. Any Beneficiary designation made subsequent to execution of the Joinder Agreement shall become effective only when receipt thereof is acknowledged in writing by the Administrator.

                                    SECTION V
                          EXECUTIVE'S RIGHT TO ASSETS:
                     ALIENABILITY AND ASSIGNMENT PROHIBITION

At no time shall the Executive be deemed to have any lien, right, title or interest in or to any specific investment or asset of the Bank. The rights of the Executive, any Beneficiary, or any other person claiming through the Executive under this Agreement, shall be solely those of an unsecured general creditor of the Bank. The Executive, the Beneficiary, or any other person claiming through the Executive, shall only have the right to receive from the Bank those payments so specified under this Agreement. Neither the Executive nor any Beneficiary under this Agreement shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any of the benefits payable hereunder, nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or
separate  maintenance  owed  by  the  Executive  or  his  Beneficiary,   nor  be
transferable by operation of law in the event of bankruptcy, insolvency or otherwise.

                                   SECTION VI
                      REGULATORY SUSPENSION AND TERMINATION

6.1 If the Executive is suspended from office and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under Section 8(e)(3) (12 U.S.C. ss. 1818(e)(3)) or 8(g) (12
        U.S.C. ss. 1818(g)) of the Federal Deposit Insurance Act, as amended, the Bank's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank shall (A) pay the Executive all of the compensation withheld while their contract obligations were suspended and (B) reinstate any of the obligations, which were suspended.

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6.2     If  the  Executive  is  removed  and/or   permanently   prohibited  from
        participating in the conduct of the Bank's affairs by an order issued under Section 8(e) (12 U.S.C. ss. 1818(e)) or 8(g) (12 U.S.C. ss.
        1818(g))  of  the  Federal  Deposit  Insurance  Act,  as  amended,   all
        obligations of the Bank under this contract shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

6.3 If the Bank is in default as defined in Section 3(x) (12 U.S.C. ss. 1813(x)(1)) of the Federal Deposit Insurance Act, as amended, all obligations of the Bank under this Agreement shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the contracting parties.

6.4 All obligations of the Bank under this Agreement shall be terminated, except to the extent determined that continuation of the contract is necessary for the continued operation of the institution by the Federal Deposit Insurance Corporation (the "FDIC"), at the time the FDIC enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) (12 U.S.C. ss. 1823(c)) of the Federal Deposit Insurance Act, as amended, or when the Bank is determined by the FDIC to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.

6.5 Any payments made to the Executive pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with
        Section 18(k) (12 U.S.C. ss. 1828(k)) of the Federal Deposit Insurance Act as amended, and any regulations promulgated thereunder.

                                   SECTION VII
                                 ACT PROVISIONS

7.1 Named Fiduciary and Administrator. The Bank shall be the Named Fiduciary and Administrator (the "Administrator") of this Agreement. As Administrator, the Bank shall be responsible for the management, control and administration of the Agreement as established herein. The Administrator may delegate to others certain aspects of the management and operational responsibilities of the Agreement, including the employment of advisors and the delegation of ministerial duties to qualified individuals.

7.2 Claims Procedure and Arbitration. In the event that benefits under this Agreement are not paid to the Executive (or to his Beneficiary in the case of the Executive's death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Administrator within sixty (60) days from the date payments are refused. The Administrator shall review the written claim and, if the claim is denied, in whole or in part, they shall provide in writing, within thirty (30) days of receipt of such claim, their specific reasons for such denial, reference to the provisions of this Agreement or the Joinder Agreement upon which the denial is based, and any additional material or information necessary to perfect the claim. Such writing by the Bank and its Board of Directors shall further indicate the additional steps which must be undertaken by claimants if an additional review of the claim denial is desired.

        If claimants desire a second review, they shall notify the Administrator in writing within thirty (30) days of the first claim denial. Claimants may review this Agreement, the Joinder Agreement or any documents relating thereto and submit any issues and comments, in writing, they may feel appropriate. In its sole discretion, the Administrator shall then review the second claim and provide a written decision within thirty (30) days of receipt of such claim. This decision shall state the specific reasons for the decision and shall include reference to specific provisions of this Agreement or the Joinder Agreement upon which the decision is based.

        If claimants continue to dispute the benefit denial based upon completed performance of this Agreement and the Joinder Agreement or the meaning and effect of the terms and conditions thereof, it shall be settled by arbitration administered by the AAA under its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

                                  SECTION VIII
                                  MISCELLANEOUS

8.1 No Effect on Employment Rights. Nothing contained herein will confer upon the Executive the right to be retained in the service of the Bank nor limit the right of the Bank to discharge or otherwise deal with the Executive without regard to the existence of the Agreement.

8.2 State Law. The Agreement is established under, and will be construed according to, the laws of the State of Iowa, to the extent such laws are not preempted by the Act and valid regulations published thereunder.

8.3 Severability and Interpretation of Provisions. In the event that any of the provisions of this Plan or portion hereof, are held to be inoperative or invalid by any court of competent jurisdiction, or in the event that any legislation adopted by any governmental body having jurisdiction over the Bank would be retroactively applied to invalidate this plan or any provision hereof or cause the benefits hereunder to be taxable, then: (1) insofar as is reasonable, effect will be given to the intent manifested in the provisions held invalid or inoperative, and (2) the validity and enforceability of the remaining provisions will not be affected thereby. In the event that the intent of any provision shall need to be construed in a manner to avoid taxability, such construction shall be made by the plan administrator in a manner that would manifest to the maximum extent possible the original meaning of such provisions.

8.4 Incapacity of Recipient. In the event the Executive is declared incompetent and a conservator or other person legally charged with the care of his person or Estate is appointed, any benefits under the Agreement to which such Executive is entitled shall be paid to such conservator or other person legally charged with the care of his person or Estate.

8.5 Unclaimed Benefit. The Executive shall keep the Bank informed of his current address and the current address of his Beneficiaries. If the location of the Executive is not made known to the Bank within three years after the date upon which any payment of any benefits may first be made, the Bank shall delay payment of the Executive's benefit payment(s) until the location of the Executive is made known to the Bank; however, the Bank shall only be obligated to hold such benefit payment(s) for the Executive until the expiration of three (3) years. Upon expiration of the three (3) year period, the Bank may discharge its obligation by payment to the Executive's Beneficiary. If the location of the Executive's Beneficiary is not made known to the Bank by the end of an additional two (2) month period following expiration of the three (3) year period, the Bank may discharge its obligation by payment to the Executive's Estate. If there is no Estate in existence at such time or if such fact cannot be determined by the Bank, the Executive and his Beneficiary(ies) shall thereupon forfeit any rights to the balance, if any, of any benefits provided for such Executive and/or Beneficiary under this Agreement.

8.6 Limitations on Liability. Notwithstanding any of the preceding provisions of the Agreement, no individual acting as an employee or agent of the Bank or the Holding Company, or as a member of the Board of the Bank or Holding Company shall be personally liable to the Executive or any other person for any claim, loss, liability or expense incurred in connection with the Agreement.

8.7 Gender. Whenever in this Agreement words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

8.8 Effect on Other Corporate Benefit Agreements. Nothing contained in this Agreement shall affect the right of the Executive to participate in or be covered by any qualified or non-qualified pension, profit sharing, group, bonus or other supplemental compensation or fringe benefit agreement constituting a part of the Bank's existing or future compensation structure.

8.9 Suicide. Notwithstanding anything to the contrary in this Agreement, the benefits otherwise provided herein shall not be payable and this Agreement shall become null and void if the Executive's death results from suicide, whether sane or insane, within twenty-six (26) months after the execution of his Joinder Agreement.

8.10 Inurement. This Agreement shall be binding upon and shall inure to the benefit of the Bank, its successors and assigns, and the Executive, his successors, heirs, executors, administrators, and Beneficiaries, and the Holding Company shall require any acquirer in a Change in Control to expressly assume this Agreement.

8.11 Tax Withholding. The Bank may withhold from any benefits payable under this Agreement all federal, state, city, or other taxes as shall be required pursuant to any law or governmental regulation then in effect.

8.12 Headings. Headings and sub-headings in this Agreement are inserted for reference and convenience only and shall not be deemed a part of this Agreement.

                                   SECTION IX
                              AMENDMENT/REVOCATION

This Agreement shall not be amended, modified or revoked at any time, in whole or part, without the mutual written consent of the Executive and the Bank, and such mutual consent shall be required even if the Executive is no longer employed by the Bank.

                                    SECTION X
                                    EXECUTION

10.1 This Agreement sets forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby, and any previous agreements or understandings between the parties hereto regarding the subject matter hereof are merged into and superseded by this Agreement.

10.2 This Agreement shall be executed in triplicate, each copy of which, when so executed and delivered, shall be an original, but all three copies shall together constitute one and the same instrument.


IN WITNESS WHEREOF, the Bank and the Holding Company have caused this Agreement to be executed as of this 1st day of February, 2004.

ATTEST:                                     CEDAR RAPIDS BANK AND TRUST COMPANY


                                            By:
------------------------------------            --------------------------------
Secretary

                                            Title:
                                                   -----------------------------



ATTEST:                                     QCR HOLDINGS, INC.


                                            By:
------------------------------------             -------------------------------
Secretary

                                            Title:
                                                    ----------------------------

        NON-QUALIFIED SUPPLEMENTAL EXECUTIVE RETIREMENT JOINDER AGREEMENT


I, Larry J. Helling, and CEDAR RAPIDS BANK AND TRUST COMPANY hereby agree for good and valuable consideration, the value of which is hereby acknowledged, that I shall participate in the Non-qualified Supplemental Executive Retirement Agreement ("Agreement") established as of February 1, 2004, by CEDAR RAPIDS BANK AND TRUST COMPANY, as such Agreement may now exist or hereafter be modified, and do further agree to the terms and conditions thereof.

I understand that I must execute this Non-qualified Supplemental Executive Retirement Joinder Agreement ("Joinder Agreement") as well as notify the Administrator of such execution in order to participate in the Agreement.

I understand that if I retire on or after attainment of my Benefit Age of 65, I shall be entitled to the Supplemental Retirement Benefit, calculated in accordance with Subsections 1.1 and 3.1, and subject to all relevant provisions of the Agreement. My projected Supplemental Retirement Benefit payable at my Benefit Age is $103,333.

I understand that if my employment is terminated in connection with or following a Change in Control (as defined), I shall be entitled to receive the Supplemental Early Retirement Benefit, calculated in accordance with Subsections
1.1 and 3.5, and subject to all relevant provisions of the Agreement.

I understand that my annual Survivor's Benefit shall be equal to $103,333, subject to Subsection 3.2 and all relevant provisions of the Agreement.

I further understand that I am entitled to review or obtain a copy of the Agreement, at any time, and may do so by contacting the Bank.

This Joinder Agreement shall become effective upon execution (below) by both the Executive and a duly authorized officer of the Bank.


Dated this _____ day of _______________, 2004.



-------------------------------
Larry J. Helling


--------------------------------
(Bank's duly authorized Officer)

                                                                       Exhibit A



        NON-QUALIFIED SUPPLEMENTAL EXECUTIVE RETIREMENT JOINDER AGREEMENT
                             BENEFICIARY DESIGNATION


The Executive, under the terms of the Non-qualified Supplemental Executive Retirement Agreement executed by the Bank and dated February 1, 2004, hereby designates the following Beneficiary to receive any guaranteed payments or death benefits under such Agreement, following his death:



PRIMARY BENEFICIARY:
                      --------------------------------------------


SECONDARY BENEFICIARY:
                       -------------------------------------------

This Beneficiary Designation hereby revokes any prior Beneficiary Designation which may have been in effect. Such Beneficiary Designation is revocable.


DATE:    ___________ __, 20__.



------------------------------
(WITNESS) EXECUTIVE

                                                                       Exhibit B


            NON-QUALIFIED SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT
                         EARLY RETIREMENT ELECTION FORM


I, _____________________, hereby elect to terminate employment with the Cedar Rapids Bank and Trust Company due to Early Retirement effective as of this _____ day of _________________, 20__, and to begin receiving benefits under the Cedar Rapids Bank and Trust Company Non-Qualified Supplemental Executive Retirement
Agreement (the "Agreement") in accordance with the terms and conditions set forth in Section 3.4 thereunder. I hereby certify that I have (i) attained at least the age of fifty-five (55), (ii) at least ten (10) years of service with the Cedar Rapids Bank and Trust Company, and (iii) been a participant in the plan for at least two (2) years.

My Early Retirement date shall be the _____ day of __________________, 20__, which date is at least thirteen (13) months after the effective date of my early retirement election.



DATE:
       -----------------------------



------------------------------------
(WITNESS) EXECUTIVE